EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the quarterly report of Cimetrix, Incorporated (the “Company”) on Form 10-Q for the quarter ended March 31, 2006, Robert H. Reback hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)                                  The quarterly report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2006

/s/ Robert H. Reback
Robert H. Reback
President and Chief Executive Officer
(Principal Executive Officer)